SRR-SUM SUP-2

Summary Prospectus Supplement dated October 13, 2016

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Strategic Real Return Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Robert Young	Portfolio Manager (lead)	2014
Thomas Ewald	Portfolio Manager	2014
Scott Roberts	Portfolio Manager	2016
Brian Schneider	Portfolio Manager	2016”

SRR-SUM SUP-2